UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2006

Anixter International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5989	94-1658138
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2301 Patriot Blvd, Glenview , Illinois		60026
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	224-521-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 25, 2006, Anixter International Inc. (the "Company") reported that it has entered into a settlement with the Internal Revenue Service as to the federal income tax liabilities of the Company and its subsidiaries for the tax years of 1996 through 1998, resulting in a substantial refund. For further information about the settlement, see the Company’s press release, dated September 25, 2006, attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1 Press Release, dated September 25, 2006 issued by Anixter International Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anixter International Inc.

September 25, 2006	By:	Dennis J. Letham

Name: Dennis J. Letham
Title: Senior Vice President - Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 25,2006, issued by Anixter International Inc.